Liquidity	6 Months Ended
Jun. 30, 2020
Liquidity [Abstract]
Substantial Doubt about Going Concern [Text Block]
17.
Liquidity
As at June 30, 2020, the Company's term loan had an outstanding balance of $86.7 million which was guaranteed by Teekay and contained certain covenants (see note 6). The guarantee by Teekay was subsequently released upon completion of the August 2020 refinancing (notes 6 and 18).
Based on the Company's liquidity as at the date these unaudited consolidated financial statements were issued, and from the expected cash flows from Company's operations over the following year, the Company estimates that it will have sufficient liquidity to continue as a going concern for at least one-year period following the issuance of these unaudited consolidated financial statements.